UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2026

Registrant, State or Other Jurisdiction of Incorporation or Organization
Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number	I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.	74-0694415
(a Texas corporation)
1111 Louisiana Street

Houston	Texas	77002
(713)	207-1111

1-3187	CenterPoint Energy Houston Electric, LLC	22-3865106
(a Texas limited liability company)
1111 Louisiana Street

Houston	Texas	77002
(713)	207-1111

1-3265	CenterPoint Energy Resources Corp.	76-0511406
(a Delaware corporation)
1111 Louisiana Street

Houston	Texas	77002
(713)	207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrants	Title of each class	Trading Symbol(s)	Name of each exchange on which registered

CenterPoint Energy, Inc.	Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Texas

CenterPoint Energy Houston Electric, LLC	6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange

CenterPoint Energy Resources Corp.	6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

In September 2026, CenterPoint Energy, Inc. (the “Company”) became aware of an online post by a third party claiming to have obtained a data set containing certain of the Company’s customer information. Upon becoming aware of the post, the Company promptly took action and activated its cybersecurity incident response protocols, initiated an investigation with the assistance of third-party cybersecurity experts, and took steps to further protect the Company’s systems.

The Company’s delivery of electric and gas services has not been impacted and remains operational and undisrupted. As of the date of this filing, the Company does not believe it is reasonably likely that there will be a material impact on the Company’s financial condition or results of operations.

While the investigation remains ongoing, the Company has determined that an unauthorized third party obtained personal information relating to a portion of the Company’s customers through one of the Company’s external facing systems (the “Incident”). The Company is continuing to work with third-party experts to determine the scope of customers and personal information affected by the Incident and intends to notify affected customers and regulatory authorities as required by applicable law. The Company reported the matter to law enforcement authorities and has notified certain regulatory authorities of the issue.

The Company has incurred, and expects to continue to incur, certain expenses related to the Incident and its response to the Incident. The Company maintains customary cybersecurity insurance coverage and believes this insurance will offset related costs.

Forward-Looking Statements

This Current Report on Form 8-K (the “Current Report”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact included in this Current Report are forward-looking statements made in good faith by us and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “continue,” “may,” “potential,” “will” or other similar words are intended to identify forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. The Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities and other applicable laws. Forward-looking statements include, but are not limited to, our expectations regarding any impact on the Company’s financial condition or results of operations, the timing and nature of expenses in connection with the Incident, availability of insurance and potential impact on customers and the Company. Each forward-looking statement contained in this Current Report speaks only as of the date of this report. Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to (1) the timing and nature of any remediation expenses incurred in connection with the Incident, (2) the availability of cybersecurity insurance proceeds, (3) the extent of regulatory compliance obligations, (4) the risk that the scope of the Incident is greater than initially expected and (5) other factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026 and other reports the Company may file from time to time with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: September 14, 2026	By:	/s/ Russell K. Wright
Russell K. Wright
Vice President and Chief Accounting Officer

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC.

Date: September 14, 2026	By:	/s/ Russell K. Wright
Russell K. Wright
Vice President and Chief Accounting Officer

CENTERPOINT ENERGY RESOURCES CORP.

Date: September 14, 2026	By:	/s/ Russell K. Wright
Russell K. Wright
Vice President and Chief Accounting Officer